Supplement to Prospectus
HC Advisors Shares
Dated November 1, 2010
As Supplemented January 25, 2011
HC Capital Trust
The date of this Supplement is September 26, 2011
Institutional International Equity Portfolio:
1.	The following replaces the “Annual Operating Expenses” table and example found on page 38 of the Prospectus:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on allocations as of June 30, 2011, see “Advisory Services — Specialist Managers”)	0.47%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.84%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$86
3 Years	$268
5 Years	$466
10 Years	$1,037
2.	The following replaces the “Investment Subadvisers” section on page 40 of the Prospectus:
Artisan, Causeway, CapGuardian, Lazard Asset Management LLC (“Lazard”) and SSgA FM are the Specialist Managers for the Portfolio.
3.	The following supplements the “Portfolio Managers” section on page 40 of the Prospectus:
Lazard: Paul Moghtader, Taras Ivanenko, Alex Lai and Craig Scholl have not yet begun providing investment management services to the Portfolio.
4.	The following supplements the “Specialist Managers” section under “The Institutional International Equity Portfolio” on page 91 of the Prospectus:

The Lazard Investment Selection Process	Management is done through a “bottom-up” stock selection process utilizing a series of proprietary measures to identify the most attractive stocks in each industry. Specific measures are customized by industry and designed to capture those that the manager believes most significantly influence the price performance of that industry. Mispricings within industries are identified by looking at relative measures including Price/Book, Free Cash Flow/Price, Return on Equity for each company. Future growth is evaluated by examining trends in sales and earnings, R&D expense, operating margins, cash flow growth and other measures. Market sentiment is gauged through stock price strength and sell side analyst projections. Finally, sustainable quality is gauged by measuring the strength of a company’s earnings and its internal ability to grow its business.
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Stock selection within individual industries is influenced differently by specific factors. Stocks in growth industries such as technology and information services respond more to growth in top line revenue and their ability to sustain that growth through internal financing. By contrast, performance of energy and basic material companies are driven more by relative valuation and what an investor pays for their assets. Core industries such as consumer staples are characterized by a combination of growth and relative valuation.

Every stock in the strategy’s universe is ranked on a daily basis and an expected return for the stock is developed. Trades are made when one stock’s expected return net of transaction costs is sufficiently greater than an existing holding to warrant the trade. Portfolios are reviewed daily but trading typically is done on a bi-monthly basis unless unusual circumstances exist.

Each trade is researched and discussed by members of the team to validate that trade’s attractiveness. Further input is also provided by the Lazard global sector specialists to avoid investment in companies where additional insight (management changes, legal issues) may not be apparent from the team’s analysis. Trades may be disqualified from such input; no trade will be initiated based on a Lazard analyst’s recommendation.

In construction and monitoring of the portfolio, the team pays careful attention to the risk exposures. The management team strives to avoid macro-economic bets and unintended exposures to capitalization, systematic risk (Beta) and dividend yield. The team makes sure that every portfolio is well diversified by industry, sector and region roughly in proportion to the benchmark. The portfolio is generally fully invested; cash is never more than 1-2% of the portfolio.
5.	The following replaces the paragraph with respect to “The Institutional International Equity Portfolio” under “More Information About Fund Investments and Risks” on page 110 of the Prospectus:
The Institutional International Equity Portfolio - The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2011 of 34% Capital Guardian, 27% Causeway, 29% Artisan, 10% Lazard and 0% SSgA FM.
6.	The following supplements the “Specialist Manager Guide” beginning on page 119 of the Prospectus:
Lazard Asset Management LLC (“Lazard”) serves as a Specialist Manager for The Institutional International Equity Portfolio. For its services to The Institutional International Equity Portfolio, Lazard receives at the annual rate of 0.45% of the average daily net assets of the first $100 million 0.40% on assets between $100 million and $250 million and 0.375% on the excess over $250 million of that portion of the assets of the Portfolio that may, from time to time be allocated to Lazard, Lazard’s principal offices are located at 30 Rockefeller Plaza, New York, NY, 10112, and it is a wholly owned subsidiary of Lazard Frères & Co. LLC. As of June 30, 2011, Lazard had total assets under management of approximately $145.3 billion.
Day-to-day investment decisions for the portion of The Institutional International Equity Portfolio is the responsibility of Paul Moghtader, Taras Ivanenko, Alex Lai and Craig Scholl. Paul Moghtader, Director, is a Chartered Financial Analyst and a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He began working in the investment field in 1992. Prior to joining Lazard in 2007, Paul was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (SSgA). At SSgA Paul was the senior manager responsible for the research and portfolio management of all multi-regional active quantitative equity strategies. Previously, Paul was an analyst at State Street Bank. He began his career at Dain Bosworth as a research assistant. Paul has a Master of Management (MM) from Northwestern University and a BA in Economics from Macalester College. Taras Ivanenko, Senior Vice President, is a Chartered Financial Analyst and a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He began working in the investment field in 1995. Prior to joining Lazard in 2007, Taras was a Senior Portfolio Manager in the Global Active Equity group at State Street Global Advisors (SSgA). Earlier at SSgA, he was a Principal and Senior Application Development Architect in the Equity Systems group. Previously, Taras was
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an analyst in Quantitative Research and Trading Systems at Oxbridge Research. He has a Ph.D. in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute. Alex Lai, Vice President, is a Chartered Financial Analyst and a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He began working in the investment field in 2002. Prior to joining Lazard in 2008, Alex was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at State Street Global Advisors (SSgA). Prior to that, Alex was an investment-banking analyst at Lehman Brothers Asia in Hong Kong. He has an MSc in Finance from Boston College and a BBA (Hons) in Finance and Accounting from the University of Michigan, Ann Arbor. Craig Scholl, Director, is a Chartered Financial Analyst and a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He began working in the investment field in 1984. Prior to joining Lazard in 2007, Craig was a Principal and a Senior Portfolio Manager in the Global Active Equity group at State Street Global Advisors (SSgA). Previously he was Managing Director of Public Equities for the Virginia Retirement System, where he was responsible for internally and externally managed portfolios. Prior to that, Craig was a pension investment manager for two large corporations. He also worked as a consultant with InterSec Research and a vice president in data analytics at Lynch, Jones & Ryan. Craig has a BS in Finance and Public Communications from Syracuse University. He is a member of the Boston Security Analysts Society.
The Real Estate Securities Portfolio:
1.	The following replaces the “Annual Operating Expenses” table and example found on page 26 of the Prospectus:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on allocations as of June 30, 2011, see “Advisory Services — Specialist Managers”)	0.73%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.07%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$109
3 Years	$340
5 Years	$590
10 Years	$1,306
2.	The following replaces the “Investment Subadvisers” section on page 28 of the Prospectus:
Wellington Management Company, LLP (“Wellington Management”) and SSgA FM are the Specialist Managers for the Portfolio.
3.	The following supplements the “Portfolio Managers” section on page 28 of the Prospectus:
SSgA FM: John Tucker and Kristin Carcio have not yet begun providing portfolio management services to the Portfolio.
4.	The following supplements the “Specialist Managers” section under “The Real Estate Securities Portfolio” on page 86 of the Prospectus:

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach by which SSgA FM attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the Dow Jones US Select REIT Index and FTSE EPRA/NAREIT as deemed appropriate by the Adviser. The Dow Jones US Select REIT Index is designed to provide a measure of real estate securities that
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serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The Index is a market capitalization weighted index of publicly traded REITs and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Further information about the Dow Jones US Select REIT Index and FTSE EPRA/NAREIT appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.” SSgA FM will typically attempt to invest in the securities comprising the Dow Jones US Select REIT Index and FTSE EPRA/NAREIT in the same proportions as they are represented in the Dow Jones US Select REIT Index and FTSE EPRA/NAREIT. In some cases, it may not be possible or practicable to purchase all of the securities comprising the Dow Jones US Select REIT Index and FTSE EPRA/NAREIT, or to hold them in the same weightings as they represent in the Dow Jones US Select REIT Index and FTSE EPRA/NAREIT. In those circumstances, SSgA FM may employ a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Dow Jones US Select REIT Index and FTSE EPRA/NAREIT.
5.	The following supplements the “More Information About Fund Investments and Risks” on page 110 of the Prospectus:
The Real Estate Securities Portfolio - The Portfolio is managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2011 of 100% Wellington and 0% SSgA FM.
The Commodity Returns Strategy Portfolio:
1.	The following replaces the “Annual Operating Expenses” table and example found on page 29 of the Prospectus:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on allocations as of June 30, 2011, see “Advisory Services — Specialist Managers”)	0.59%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.99%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$101
3 Years	$315
5 Years	$547
10 Years	$1,213
2.	The following replaces the “Investment Subadvisers” section on page 33 of the Prospectus:
Wellington Management, PIMCO and SSgA FM are the Specialist Managers for the Portfolio.
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3.	The following supplements the “Portfolio Managers” section on page 33 of the Prospectus:
SSgA FM: Kala Croce and Theodore Janowsky, CFA have not yet begun providing portfolio management services to the Portfolio.
4.	The following supplements the “Specialist Managers” section under “The Commodity Returns Strategy Portfolio” on page 88 of the Prospectus:

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach by which SSgA FM attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI ACWI Natural Resources Index as deemed appropriate by the Adviser. The MSCI ACWI Natural Resources Index is comprised of large publicly traded companies, based on market capitalization, in global natural resources and commodities businesses that meet certain investability requirements. Further information about the MSCI ACWI Natural Resources Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.” SSgA FM will typically attempt to invest in the securities comprising the MSCI ACWI Natural Resources Index in the same proportions as they are represented in the MSCI ACWI Natural Resources Index. In some cases, it may not be possible or practicable to purchase all of the securities comprising the MSCI ACWI Natural Resources Index, or to hold them in the same weightings as they represent in the MSCI ACWI Natural Resources Index. In those circumstances, SSgA FM may employ a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the MSCI ACWI Natural Resources Index.
5.	The following replaces the paragraph with respect to “The Commodity Returns Strategy Portfolio” under “More Information About Fund Investments and Risks” on page 110 of the Prospectus:
The Commodity Returns Strategy Portfolio - The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2011 of 50% Wellington, 25% PIMCO and 25% SSgA FM.
The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio. The International Equity Portfolio, The Institutional International Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio and The Emerging Markets Portfolio:
1.	The following replaces “SSgA Funds Management, Inc.” in the “Specialist Manager Guide” beginning on page 127 of the Prospectus:
SSgA Funds Management, Inc. (“SSgA FM”) currently serves as a Specialist Manager for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Commodity Returns Strategy Portfolio, The Real Estate Securities Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. As of June 30, 2011, SSgA FM had over $226.3 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $2.11 trillion under management as of June 30, 2011, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
For its services to The Value Equity, The Institutional Value Equity, The Growth Equity and The Institutional Growth Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. During the fiscal year ended June 30, 2010 SSgA FM received a fee of 0.04% of the average daily net assets of that portion of The Value Equity, The Institutional Value Equity, The Growth Equity and The Institutional Growth Equity Portfolios allocated to SSgA FM. For its
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services to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. For its services to The Real Estate Securities Portfolio, SSgA FM receives a fee at the annual rate of 0.12% of the average daily net assets of that portion of each Portfolio allocated to SSgA FM (the “SSgA FM Account”). SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program.
The members of this team involved in the day to day management of the portion of The Value Equity, The Institutional Value Equity, The Growth Equity, The Institutional Growth Equity, The Small Capitalization Equity, The Institutional Small Capitalization Equity and The Real Estate Securities Portfolios allocated to SSgA FM are: Kristin Carcio, and John Tucker, CFA.
Kristin Carcio. Ms. Carcio joined the firm in 2006 and is a Vice President of SSgA FM. Ms. Carcio is a Portfolio Manager in the firm’s Global Equity Beta Solutions (“GEBS”) Team where she currently manages several of the firm’s commingled strategies as well as US and international ETFs and other separately managed domestic and international funds. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, from 2000 to 2006, where she was responsible for the analysis of ABS and CMBS. She received a Bachelor of Science degree in Business Administration from the University of Richmond and a MBA from Boston College.
John Tucker, CFA. Mr. Tucker joined the firm in 1988 and is a Managing Director of SSgA FM, Co-Head of Passive Equity Strategies in North America. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.
For its services to The International Equity Portfolio, The Institutional International Equity Portfolio and The Commodity Returns Strategy Portfolio, SSgA FM receives a fee at the annual rate of 0.06% of the average daily net assets of that portion of each Portfolio allocated to SSgA FM (the “SSgA FM Account”). SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The International Equity Portfolio, The Institutional International Equity Portfolio and The Commodity Returns Strategy Portfolio allocated to SSgA FM are: Kala Croce and Theodore Janowsky, CFA.
Ms. Croce joined the firm in 1995 and is a Vice President of SSgA FM and a Senior Portfolio Manager in the firm’s GEBS Team. She is responsible for managing both domestic and international equity index portfolios, including SSgA’s Daily MSCI EAFE fund, as well as a variety of S&P 500, Russell 3000, ETF and hedge accounts. She received a BS in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is member of the CFA Institute and the Boston Security Analysts Society.
Mr. Janowsky joined the firm in 2005 and is a Vice President of SSgA FM and a Portfolio Manager within the GEBS Team. He is responsible for managing equity and derivative-based index portfolios, including the SSgA S&P 500 fund, Mid Cap Fund, and the Stock Performance Index Futures Fund, as well as the SSgA Valuation Tilted strategy and customized index separate accounts. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as S&P 500 index changes. Mr. Janowsky holds a Bachelor of Science degree in Business Administration from Bucknell University and a MBA from the Carroll School of Graduate Management at Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
For the services to The Emerging Markets Portfolio provided by SSgA FM, pursuant to the active investment strategy, SSgA FM receives a fee, based on the daily net asset value of the Portfolio’s assets, at an annual rate of 0.85% for the first $50 million in such assets, 0.75% for the next $50 million in assets and 0.70% for those assets in excess of $100 million of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”). For its services to the Portfolio, with respect to its services for the passive investment strategy, SSgA FM receives a fee at the annual rate of 0.16% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Passive Account”). SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program.
With respect to the provision of investment management services for the SSgA FM Account, the SSgA FM Emerging Markets Active Management Team provides those services. Christopher Laine has the most significant day-to-day responsibility for management of the Portfolio.
Mr. Laine is a Vice President of SSgA FM. He joined the firm in 2007 and is a senior member of the firm’s Active Emerging Markets Team. He is responsible for portfolio management and research, product development and positioning across multiple
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strategies within the group. Previously, Mr. Laine had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
With respect to the provision of investment management services for the SSgA FM Passive Account, the Portfolios will be managed by the SSgA FM GEBS Team and the members of this team involved in the day to day management of the portion of the Portfolio are: Thomas Coleman, CFA and Theodore Wong.
Mr. Coleman joined the firm in 1999 and is a Vice President of SSgA FM and a Portfolio Manager in the GEBS Team. He is responsible for managing several international strategies, including MSCI Emerging and ACWI as well as IFC Emerging Markets, along with domestic strategies benchmarked to Russell and Standard & Poors indices. Mr. Coleman received a BS from Boston College, and an MBA from Babson College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.
Mr. Wong joined the firm in 1999 and is a Vice President of SSgA FM and a Portfolio Manager for the GEBS Team. Within this team, Mr. Wong is responsible for the management of several strategies, including developed and emerging markets with domestic strategies benchmarked to Russell and Standard & Poor’s indices. Mr. Wong received a BA from the University of Rochester.
The Emerging Markets Portfolio: (From the Supplement filed on September 6, 2011) Effective immediately, Brad Aham will no longer serve as a portfolio manager for the portion of The Emerging Markets Portfolio managed by SSgA Funds Management, Inc.
The Commodity Related Securities Portfolio: (From the Supplement filed on July 29, 2011) The Board of Trustees for HC Capital Trust (the “Board”) has approved a change in the name of The Commodity Related Securities Portfolio. Effective immediately, that portfolio will be renamed The Commodity Returns Strategy Portfolio.
Effective 60 days from the date of this Supplement, the policy that The Commodity Returns Strategy Portfolio will invest at least 80% of its assets in a portfolio of commodity-related investments will be removed.
1.	Effective 60 days from the date of this Supplement, the following replaces the paragraph under “Principal Investment Strategies” on page 29 of the Prospectus:
The Portfolio seeks to achieve its objective by investing in a portfolio of commodity-related investments including securities issued by companies in commodity-related industries, commodity-linked structured notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices) and other similar derivative instruments, investment vehicles that invest in commodities and commodity-related instruments. Securities of companies in commodities-related industries may include common stocks, depositary receipts, preferred securities, rights to subscribe for or purchase any such securities, warrants, convertible securities and other equity and commodity-linked securities issued by such companies. For this purpose, commodities are assets that have tangible properties, such as oil, metal and agricultural products. Commodity-related industries include, but are not limited to: (i) those directly engaged in the production of commodities, such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or natural resources, and (ii) companies that provide services to commodity producers. The Portfolio considers a company to be in a commodity-related industry if, as determined by the relevant Specialist Manager, at least 50% of the company’s assets, revenues or net income are derived from, or related to, such activities. The Portfolio may invest without limitation in foreign securities, including securities issued by companies in emerging markets. The Portfolio also intends to gain exposure to commodity markets by investing a portion of its assets in two wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiaries”). The Subsidiaries may invest without limitation in commodity-linked derivative instruments, such as swaps, futures and options. The Subsidiaries may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiaries’ derivatives positions, and other investment vehicles that invest in commodities and commodity-related instruments. The Subsidiaries are managed by the same Specialist Managers that advise the Portfolio.
The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio: (From the Supplement filed on July 13, 2011)
1.	The following replaces the sixth paragraph in the “Specialist Manager Guide” on page 120 of the Prospectus:
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BlackRock Financial Management, Inc. (“BlackRock”) serves as Specialist Manager for The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 55 East 52nd Street, New York, NY, 10055. For its services to The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, BlackRock is entitled to receive a fee of 0.175% of the average daily net assets of the first $200 million of the Combined Assets (as defined below) of that portion of the Portfolio allocated to BlackRock and 0.15% of those Combined Assets exceeding $200 million. For purposes of computing BlackRock’s fee for the two Portfolios, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by BlackRock in each of The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and certain other assets managed by BlackRock for clients of Hirtle Callaghan and Co., LLC. During the fiscal year ended June 30, 2010 BlackRock received a fee of 0.20% of the average daily net assets of that portion of The Core Fixed Income Portfolio allocated to BlackRock. As of June 30, 2010, BlackRock, together with its asset management affiliates, managed total assets of approximately $3.151 trillion.
The Value Equity Portfolio and The Institutional Value Equity Portfolio:(From the Supplement filed on July 13, 2011)
2.	The following replaces the second paragraph under “AllianceBernstein L.P.” in the “Specialist Manager Guide” on page 119 of the Prospectus:
For its services under this Agreement with respect to the portion of each of the Portfolios allocated to AllianceBernstein from time to time (each an “AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) other assets managed by AllianceBernstein, for certain other clients of the Adviser managed by AllianceBernstein within the same strategy. Pursuant to a Fee Waiver Agreement dated October 16, 2009 and the Amendments to the Fee Waiver Agreement dated December 16, 2010 and dated June 30, 2011, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the of the Combined Assets, for the period October 1, 2009 to September 30, 2011 and it will waive that portion of the fee to which it is entitled that exceeds 0.31% of each Portfolio’s average daily net asset value of the Combined Assets for the period from October 1, 2011 through September 30, 2012. During the fiscal year ended June 30, 2010 AllianceBernstein received fees of 0.25% and 0.25% of the average daily net assets of that portion of The Value Equity and The Institutional Value Equity Portfolios, respectively, allocated to AllianceBernstein.
The Small Capitalization Equity Portfolio: (From the Supplement filed on June 6, 2011)
6.	The following replaces the “Annual Operating Expenses” table and example found on page 18 of the Prospectus:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on allocations as of June 30, 2010, see “Advisory Services — Specialist Managers”)	0.74%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.11%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$113
3 Years	$353
5 Years	$612
10 Years	$1,352
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7.	The following replaces the “Investment Subadvisers” section on page 21 of the Prospectus:
Cupps Capital Management, LLC (“Cupps”), Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Pzena Investment Management, LLC (“Pzena”) and SSgA FM are the Specialist Managers for the Portfolio.
8.	The following supplements the “Portfolio Managers” section on page 21 of the Prospectus:
Cupps: Andrew S. Cupps has not yet begun providing investment management services to the Portfolio.
9.	The following supplements the “Specialist Managers” section under “The Small Capitalization Equity Portfolio” on page 84 of the Prospectus:

The Cupps Investment Selection Process	Cupps Capital Management, LLC (“Cupps”) has an investment philosophy maintaining that earnings growth is the primary variable driving intermediate and long term stock performance and Cupps therefore focuses on companies it believes are poised to experience high or improving rates of earnings growth. Cupps uses a proprietary investment framework to evaluate the attractiveness of stocks. Cupps’s investment approach begins with fundamental analysis to determine valuation and then considers four additional perspectives that include both fundamental and technical disciplines, to generate an overall opinion of a stock’s attractiveness. Sell decisions, like buy decisions, take into account these same perspectives. If a company’s financial results fall significantly off its projected growth path, either in terms of product sales or market development, or if the company loses significant competitive advantage, or if the stock demonstrates poor technical behavior, positions will most likely be reduced or eliminated entirely.
10.	The following replaces the seventh paragraph with respect to “The Small Capitalization Equity Portfolio” under “More Information About Fund Investments and Risks on page 110 of the Prospectus:
The Small Capitalization Equity Portfolio - The Portfolio is managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2010 of 17% Cupps, 24% IronBridge, 22% Frontier, 20% SSgA FM and 17% Pzena.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement filed on June 6, 2011)
1.	The following replaces the “Annual Operating Expenses” table and example found on page 22 of the Prospectus:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on allocations as of June 30, 2010, see “Advisory Services — Specialist Managers”)	0.74%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.09%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:
Supplement to Advisors Shares Prospectus for HC Capital Trust

1 Year	$111
3 Years	$347
5 Years	$601
10 Years	$1,329
2.	The following replaces the “Investment Subadvisers” section on page 25 of the Prospectus:
Cupps Capital Management, LLC (“Cupps”), Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Pzena Investment Management, LLC (“Pzena”) and SSgA FM are the Specialist Managers for the Portfolio.
3.	The following supplements the “Portfolio Managers” section on page 25 of the Prospectus:
Cupps: Andrew S. Cupps has not yet begun providing investment management services to the Portfolio.
4.	The following supplements the “Specialist Managers” section under “The Institutional Small Capitalization Equity Portfolio” on page 85 of the Prospectus:

The Cupps Investment Selection Process	Cupps Capital Management, LLC (“Cupps”) has an investment philosophy maintaining that earnings growth is the primary variable driving intermediate and long term stock performance and Cupps therefore focuses on companies it believes are poised to experience high or improving rates of earnings growth. Cupps uses a proprietary investment framework to evaluate the attractiveness of stocks. Cupps’s investment approach begins with fundamental analysis to determine valuation and then considers four additional perspectives that include both fundamental and technical disciplines, to generate an overall opinion of a stock’s attractiveness. Sell decisions, like buy decisions, take into account these same perspectives. If a company’s financial results fall significantly off its projected growth path, either in terms of product sales or market development, or if the company loses significant competitive advantage, or if the stock demonstrates poor technical behavior, positions will most likely be reduced or eliminated entirely.
5.	The following replaces the eighth paragraph with respect to “The Institutional Small Capitalization Equity Portfolio” under “More Information About Fund Investments and Risks on page 110 of the Prospectus:
The Institutional Small Capitalization Equity Portfolio - The Portfolio is managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2010 of 18% Cupps, 24% IronBridge, 20% Frontier, 19% Pzena and 19% SSgA FM.
The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio: (From the Supplement filed on June 6, 2011)
11.	The following supplements the “Specialist Manager Guide” beginning on page 119 of the Prospectus:
Cupps Capital Management, LLC (“Cupps”) serves as a Specialist Manager for The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios. For its services to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios, Cupps receives a fee based on the average daily net asset value of that portion of each Portfolio allocated to it, at an annual rate of 0.85%. As of December 31, 2010, Cupps had total assets under management of approximately $584 million in assets.
Cupps, the principal offices of which are located at 300 North LaSalle Boulevard, Suite 5425, Chicago, Illinois 60654, was established in 2000 as a Delaware limited liability company and is a registered investment adviser. Andrew S. Cupps is responsible for making the day-to-day investment decisions for the portion of the Portfolios’ assets assigned to Cupps. Mr. Cupps founded Cupps and has been its President and Chief Investment Officer since the firm’s inception in 2000. He is responsible for the research agenda of the firm’s investment team and has analyst responsibilities within the healthcare and technology sectors. Mr. Cupps attended Harvard University where he studied economics and graduated cum laude in 1992.
Supplement to Advisors Shares Prospectus for HC Capital Trust

The Fixed Income Portfolio: (From the Supplement filed on March 17, 2011) The Portfolio has been liquidated and all references to the Portfolio are deleted from this Prospectus.
The Real Estate Securities Portfolio: (From the Supplement filed on March 17, 2011) Effective April 1, 2011, James P. Hoffmann will no longer serve as a portfolio manager to The Real Estate Securities Portfolio managed by Wellington Management Company, LLP.
The Commodity Related Securities Portfolio: (From the Supplement filed on February 7, 2011)
1.	The following replaces the section of the Prospectus with respect to Pacific Investment Management Company LLC (“PIMCO”) under the “Portfolio Managers” section on page 33 of the Prospectus:
PIMCO: Nicholas Johnson has managed the portion of the Portfolio allocated to PIMCO since June, 2010.
2.	The following replaces the fifth paragraph under “Pacific Investment Management Company LLC” of the “Specialist Manager Guide” on page 125 of the Prospectus:
For its services to the Commodity Related Securities Portfolio, PIMCO receives and annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. PIMCO became a Specialist Manager to The Commodity Related Securities Portfolio during the most recent fiscal year. Nicholas Johnson is responsible for the day-to-day management of that portion of the Portfolio allocated to PIMCO. Mr. Johnson is a senior vice president and portfolio manager in the Newport Beach office. He joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA’s Jet Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation. He has six years of investment experience and holds a master’s degree in financial mathematics from the University of Chicago and an undergraduate degree from California Polytechnic State University.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Advisors Shares Prospectus for HC Capital Trust